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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

                Date of Report (Date of Earliest Event Reported)
                               September 15, 2004

                         GENERAL GROWTH PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                     1-11656                 42-1283895
          --------                     -------                 ----------
      (State or other                (Commission              (I.R.S. Employer
      jurisdiction of                File Number)              Identification
       incorporation)                                              Number)

                  110 N. Wacker Drive, Chicago, Illinois 60606
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (312) 960-5000
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act(17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
          PLANS

On September 15, 2004, General Growth Properties, Inc. ("GGP") sent a notice to its board of directors and executive officers pursuant to Rule 104(b)(2) of Regulation BTR with respect to a covered blackout period under the General Growth Management Savings and Employee Stock Ownership Plan (the "Plan"). The blackout period is necessary to complete the transition of the recordkeeping and administrative services associated with the Plan to The Vanguard Group, who will become the new trustee for the Plan. During the blackout period, Plan participants will not be able to request loans or withdrawals, make fund exchanges (transfers) or contribution allocation changes, or check their account balance. The blackout period is expected to begin on September 30, 2004 and end during the week of October 17, 2004. For questions regarding the blackout period, contact Heather Margulis, GGP Benefits Manager, at 1-312-960-5763; Michelle McGovern, GGP Director - Human Capital, at 1-312-960-5821; or The Vanguard Group at 1-800-523-1188. The notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                GENERAL GROWTH PROPERTIES, INC.

                                                By: /s/ Bernard Freibaum
                                                    ---------------------------
                                                    Bernard Freibaum
                                                    Executive Vice President and
                                                    Chief Financial Officer

Date:  September 15, 2004


EXHIBIT INDEX

Exhibit No.
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99.1     Notice of Blackout Period to Members of the Board of Directors and
         Executive Officers of General Growth Properties, Inc.

                                       2